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                                  EXHIBIT 23.2

                       CONSENT OF MONROE SHINE & CO., INC.
                              INDEPENDENT AUDITORS



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                                                                    EXHIBIT 23.2



                                   CONSENT OF
                              INDEPENDENT AUDITORS

                       CONSENT OF MONROE SHINE & CO., INC.


We consent to the incorporation by reference of this Registration Statement on Form S-8 of PCB Holding Company of our report dated January 29, 1999, included and incorporated by reference in the PCB Holding Company Annual Report on Form 10- KSB for the year ended December 31, 1998.



                                          /s/ Monroe Shine & Co., Inc.

New Albany, Indiana
August 24, 1999